UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 15, 2026

Datadog, Inc.
(Exact name of Registrant as Specified in Its Charter)

Nevada	001-39051	27-2825503
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

620 8th Avenue,	45th Floor
New York,	NY	10018
(Address of Principal Executive Offices)		(Zip Code)
(866) 329-4466
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	DDOG	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On June 15, 2026, Datadog, Inc. (the “Company’) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on the four proposals set forth below. A more detailed description of each proposal is set forth in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 29, 2026 (the “Proxy Statement”).
Proposal 1 – Election of Directors
Olivier Pomel, Dev Ittycheria, Shardul Shah and Ami Vora were each elected to serve as a Class I director of the Company’s Board of Directors until the 2029 Annual Meeting of Stockholders and until their successor is duly elected and qualified or until their earlier resignation or removal, by the following votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Olivier Pomel	503,784,971	9,946,547	27,229,324
Dev Ittycheria	455,983,503	57,748,015	27,229,324
Shardul Shah	430,291,897	83,439,621	27,229,324
Ami Vora	512,745,718	985,800	27,229,324
Proposal 2 – Approval, on a Non-Binding, Advisory Basis, of the Compensation of the Company’s Named Executive Officers
Stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement, by the following votes:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
492,631,049	20,881,163	219,306	27,229,324
Proposal 3 – Ratification of the Selection of Independent Registered Public Accounting Firm
Stockholders ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026, by the following votes:

Votes For	Votes Against	Votes Abstain
539,501,723	1,223,828	235,291
Proposal 4 – Adoption of a Simple Majority Voting Provision
Stockholders did not approve a shareholder proposal regarding the adoption of a simple majority voting provision, by the following votes:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
217,163,770	296,078,084	489,664	27,229,324

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Datadog, Inc.
Dated: June 16, 2026
	By:	/s/ Kerry Acocella
Kerry Acocella
General Counsel